CANCELLATION OF PURCHASE AGREEMENT

This Agreement entered into on this June 27th, 2023, by and between FOMO Worldwide, Inc., hereinafter referred to as "Buyer" and Business Media Solutions, Inc., hereinafter referred to as "Seller" who hereby move to cancel the Asset Purchase Agreement originally agreed to on January 17, 2023, subject to the following terms and conditions:

WHEREAS, The original Asset Purchase Agreement was entered into on January 17, 2023 with Buyer paying to Seller a $10,000.00 non-refundable earnest money payment; and

WHEREAS, The Asset Purchase Agreement was amended on March 17, 2023 with Buyer paying Seller an additional $5,000.00 non-refundable earnest money payment for the Purchase Agreement to be continued at Buyer's request; and

WHEREAS, On May 17, 2023, the parties completed a 2nd Amendment to the Asset Purchase Agreement extending the closing date to June 19, 2023; and

WHEREAS, Buyer has failed to obtain financing to close on the Asset Purchase Agreement by June 19, 2023;

WHEREAS, Buyer is unable to fulfill the financial obligations of purchasing the assets from Seller and wishes to cancel the Asset Purchase Agreement and its amendments; and

WHEREAS, Seller wishes to cancel the Asset Purchase Agreement and its amendments based on Buyer's breach of its closing obligations; and

WHEREAS, Buyer agrees to provide Seller with $5,000.00 of stock in FOMO Worldwide, Inc.

NOW THEREFORE, The parties wish to reduce their agreement into writing. In consideration of the promises and mutual covenants set forth herein, Seller and Buyer mutually agree to the cancellation of the Asset Purchase Agreement IT IS AGREED AS FOLLOWS:

1. Release of Obligations. Buyer is relieved of all of its obligations and Seller is relieved of all of its obligations related to the January 17, 2023 Asset Purchase Agreement and its amendments.

2. Forfeiture of Earnest Money. Buyer agrees to forfeit all earnest money paid to Seller to date and Seller shall retain the earnest money without claim of right from Buyer.

3. Transfer of Stock. Buyer shall transfer stock valued at $5,000.00 in FOMO Worldwide, Inc. to Seller.

4. Legal Counsel. Buyer and Seller have both consulted with legal representation and have signed this Agreement freely and voluntarily.

5. Binding Agreement. This Cancellation of Asset Purchase Agreement shall be binding upon all heirs, personal representatives, successors and assigns and shall end the relationship between Buyer and Seller.

BUYER:

FOMO Worldwide, Inc.

Vikram Grover
Vikram Grover (Jun 29, 2023 10:20 EDT)

Vikram Grover
Its: CEO

SELLER:

Business Media Solutions, Inc.,

Jerry Van Oort

Jerry Van Oort
Its: CEO

CANCELLATION OF PURCHASE AGREEMENT_Signed_JV

Final Audit Report 2023-06-29

Created:	2023-06-28
By:	Jacob Petersen (j.petersen@murphybusiness.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAABsXTTgo4HpeJjKXYPEdIIEq0ZJD1z-GW

"CANCELLATION OF PURCHASE AGREEMENT_Signed_JV" History

Document created by Jacob Petersen (j.petersen@murphybusiness.com)
2023-06-28 - 2:32:57 PM GMT- IP address: 174.199.37.173

Document emailed to vik.grover@fomoworldwide.com for signature
2023-06-28 - 2:33:33 PM GMT

Email viewed by vik.grover@fomoworldwide.com
2023-06-28 - 2:36:32 PM GMT- IP address: 66.102.8.129

Signer vik.grover@fomoworldwide.com entered name at signing as Vikram Grover
2023-06-29 - 2:26:36 PM GMT- IP address: 108.32.57.18

Document e-signed by Vikram Grover (vik.grover@fomoworldwide.com)
Signature Date: 2023-06-29 - 2:26:38 PM GMT - Time Source: server- IP address: 108.32.57.18

Agreement completed.
2023-06-29 - 2:26:38 PM GMT